UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2022

HOOKIPA PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38869	81-5395687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 72nd Floor, Suite 7240
New York, New York	10118
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +43 1 890 63 60

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001	HOOK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

On June 5, 2022, HOOKIPA Pharma Inc. (the “Company”) issued a press release announcing data from the Phase 1 clinical trial evaluating single-vector HB-201 and alternating 2-vector HB-202/HB-201 in advanced Human Papillomavirus 16-positive (“HPV16+”) head and neck cancer patients, and the recommended Phase 2 dose for its alternating 2-vector HB-202/HB-201 program.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01	Other Events

On June 5, 2022, the Company issued a press release announcing data from the Phase 1 clinical trial evaluating single-vector HB-201 and alternating 2-vector HB-202/HB-201 in advanced HPV16+ head and neck cancer patients, and the recommended Phase 2 dose for its alternating 2-vector HB-202/HB-201 program.

HB-200 Phase 1 Results:

Sixty-eight patients with advanced HPV16+ cancers were treated in the Phase 1 trial as of March 31, 2022. Fifty-four patients had advanced HPV16+ head and neck cancers with a median of three prior therapies (range of 1-11), including a checkpoint inhibitor regimen in 50 of the 54. Of these sixty-eight patients, five were continuing on treatment as of the cut-off date.

•	Safety Data:

•	HB-200 was generally well tolerated, with comparable safety between the single-vector HB-201 and alternating 2-vector HB-202/HB-201.

•	The most common treatment-related side effects were flu-like symptoms, with only 8.8 percent experiencing treatment-related side effects rated grade 3 or higher.

•	Anti-Tumor Efficacy Data:

•	The poster presented at ASCO provided updated anti-tumor activity on 43 Phase 1 patients with HPV16+ HNSCC who received therapy intravenously every three weeks for the first five doses and every six weeks thereafter, which is the route and frequency selected for further evaluation in Phase 2 cohorts. The 43 patients were comprised of 20 persons who received single-vector HB-201 and 23 who received alternating 2-vector HB-202/HB-201.
•	Alternating 2-vector HB-202/HB-201 demonstrated superior tumor response with 56 percent of treated patients showing target lesion shrinkage compared to 38 percent of HB-201 recipients.

•	Alternating 2-vector HB-202/HB-201 demonstrated decreases in visceral lesions in 59 percent of patients compared to 18 percent of HB-201 recipients.

•	Alternating 2-vector HB-202/HB-201 at the recommended Phase 2 dose demonstrated an 80 percent disease control rate.

•	T-Cell Data:

•	Both HB-201 and alternating 2-vector HB-202/HB-201 were highly immunogenic.

•	32 percent of patients that received alternating 2-vector HB-202/HB-201 had tumor-specific T cell levels greater than 5 percent of the circulating T cell pool, compared to 7 percent of HB-201 recipients achieving this threshold.

The Company believes that these results compare favorably to historical disease control rates achieved by pembrolizumab in recurrent or metastatic HNSCC patients. Based on peer-reviewed published data, pembrolizumab had disease control rates of 35 percent (overall) and 40 percent (HPV+ subset) in the 2nd+ -line setting.

Phase 2 Plans for Alternating 2-Vector HB-202/HB-201:

The Phase 2 part of the trial is open-label with primary endpoints of safety, tolerability and preliminary efficacy, defined by RECIST 1.1, for overall survival, progression-free survival and duration of response. Phase 2 is ongoing, evaluating HB-202/HB-201 alone in the post standard of care setting and in combination with pembrolizumab in 1st line and 2nd plus line settings. HB-201 in combination with pembrolizumab is being assessed for safety only in a small cohort. Initial results of HB-202/HB-201 in combination with pembrolizumab are anticipated in the second half of 2022 and will help inform the randomized Phase 2 trial of HB-202/HB-201 in combination with pembrolizumab planned for the first half of 2023. Initial results of HB-202/HB-201 as a post-standard of care treatment are expected in the first half of 2023.

Forward Looking Statements

This Current Report on Form 8-K and other related materials may contain a number of “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the Company’s expectation about any or all of the following: (i) the success, cost and timing of the Company’s product development activities and clinical trials; (ii) the timing, scope or likelihood of regulatory filings and approvals, including timing of Investigational New Drug Application and Biological Licensing Application filings for the Company’s current and future product candidates, and final U.S. Food and Drug Administration, European Medicines Agency or other foreign regulatory authority approval of the Company’s current and future product candidates; (iii) the Company’s ability to develop and advance its current product candidates and programs into, and successfully complete, clinical studies and (iv) risks relating to business interruptions resulting from the coronavirus (COVID-19) disease outbreak or similar public health crises, geopolitical instabilities and other matters that could affect the sufficiency of existing cash to fund operations and the Company’s ability to achieve the milestones under the agreement with Gilead. Forward-looking statements can be identified by terms such as “believes,” “expects,” “plans,” “potential,” “would” or similar expressions and the negative of those terms the Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Although the Company believes that such statements are based on reasonable assumptions, forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not rely on these forward-looking statements as predictions of future events. These risks and uncertainties include, among others: outcomes of the Company’s planned clinical trials and studies may not be favorable; that one or more of the Company’s product candidate programs will not proceed as planned for technical, scientific or commercial reasons; availability and timing of results from preclinical studies and clinical trials; uncertainty about regulatory approval to conduct clinical trials or to market a products; uncertainties regarding intellection property protection; and those risk and uncertainties described under the heading “Risk Factors” in the Company’s Form 10-Q for the quarter ended March 31, 2022 filed with the U.S. Securities and Exchange Commission, and in any other subsequent filings made by the Company with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K, other than to the extent required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by HOOKIPA Pharma Inc. on June 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOOKIPA Pharma Inc.

Date: June 6, 2022	By:	/s/ Joern Aldag
Joern Aldag
Chief Executive Officer
(Principal Executive Officer)